                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 19, 2004
                        (Date of earliest event reported)

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                           ARLINGTON HOSPITALITY, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                      0-15291                 36-3312434
(State or other jurisdiction of   (Commission File No.)        (IRS Employer
        incorporation)                                      Identification No.)

                        2355 South Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005
                    (Address of Principal Executive Offices)

                                 (847) 228-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS.

On November 19, 2004, Arlington Hospitality, Inc. (the "Company") issued a press release announcing October 2004 operating results. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc., dated November 19, 2004, announcing October 2004 operating results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  November 19, 2004

                                         Arlington Hospitality, Inc.
                                         (Registrant)

                                         By:  /s/ Jerry H. Herman
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                                              Jerry H. Herman
                                              Chief Executive Officer

                                         By:  /s/ James B. Dale
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                                              James B. Dale
                                              Senior Vice President and
                                              Chief Financial Officer


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